SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 21, 1999

Commission File Number 33-82034

INDIANTOWN COGENERATION, L.P.
(Exact name of co-registrant as specified in its charter)

                              Delaware                                                                                                    52-1722490
         (State or other jurisdiction of                                                                   (I.R.S. Employer Identification Number)
         incorporation or organization)

INDIANTOWN COGENERATION FUNDING CORPORATION
(Exact name of co-registrant as specified in its charter)

                              Delaware                                                                                                    52-1889595
         (State or other jurisdiction of                                                                   (I.R.S. Employer Identification Number)
         incorporation or organization)

7500 Old Georgetown Road, 13th Floor
Bethesda, Maryland 20814-6161>
(Registrants' address of principal executive offices)

(301)-718-6800
(Registrants' telephone number, including area code)

Item 1. Changes in Control of Registrant.

          Indiantown Cogeneration, L.P. (the "Partnership") is a special purpose Delaware limited partnership formed on October 4, 1991. The general partners were Toyan Enterprises ("Toyan"), a California corporation and a wholly-owned special purpose indirect subsidiary of U.S. Generating Company, LLC, and Palm Power Corporation ("Palm"), a Delaware corporation and a special purpose indirect subsidiary of Bechtel Enterprises, Inc. ("Bechtel Enterprises"). The sole limited partner was TIFD III-Y, Inc. ("TIFD"), a special purpose indirect subsidiary of General Electric Capital Corporation ("GECC"). During 1994, the Partnership formed its sole, wholly owned subsidiary, Indiantown Cogeneration Funding Corporation ("ICL Funding"), to act as agent for, and co-issuer with, the Partnership in accordance with the 1994 bond offering.

          In 1998, Toyan consummated transactions with DCC Project Finance Twelve, Inc. ("PFT"), whereby PFT, through a new partnership (Indiantown Project Investment, L.P. ("IPILP")) with Toyan, became a new general partner in the Partnership. Toyan is the sole general partner of IPILP. Prior to the PFT transaction, Toyan converted some of its general partnership interest into a limited partnership interest such that Toyan now directly holds only a limited partnership interest in the Partnership. In addition, Bechtel Generating Company, Inc. ("Bechtel Generating"), sold all of the stock of Palm to a wholly owned indirect subsidiary of Cogentrix Energy, Inc. ("Cogentrix"). Palm holds a 10% general partner interest in the Partnership.

          On September 20, 1999, Thaleia, LLC ("Thaleia"), a wholly-owned subsidiary of Palm and indirect wholly-owned subsidiary of Cogentrix, acquired from TIFD a 20% limited partner interest in the Partnership and TIFD's membership on the Board of Control. TIFD has retained the remaining 0.1% limited partner interest. Thaleia has agreed, subject to certain conditions precedent and certain termination rights of both Thaleia and TIFD, to purchase TIFD's remaining limited partner interest in the Partnership from TIFD.

          The net profits and losses of the Partnership are allocated to Toyan, Palm, TIFD and, if applicable, IPILP and Thaleia (collectively, the "Partners") based on the following ownership percentages:

                       As of              As of             As of             As of          As of
                   September 20,        August 21,       October 20,         June 4,     September 20,
                       1997               1998              1998              1999           1999
                       ----               ----              ----              ----           ----

   Toyan               50%                30.05%            30.05%           30.05%          30.05%
   Palm                10%                  10%              10%*             10%*            10%*
   IPILP               --                19.95%**          19.95%**         19.95%**        19.95**
   TIFD                40%                  40%               40%            20.1%            0.1%
   Thaleia             --                   --                --             19.9%*          39.9%*

*Beneficially owned by Cogentrix.
**PFT’s beneficial ownership in the Partnership through IPILP was equal to 10% as of August 21, 1998, and 15% as of November 23, 1998.

          The changes in ownership were the subject of notices of self-recertification of Qualifying Facility status filed by the Partnership with the Federal Energy Regulatory Commission on August 20, 1998, November 16, 1998, June 4, 1999, and September 21, 1999.

          The Partnership is unable to predict the likelihood that the pending Thaleia-TIFD sale will be consummated.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Indiantown Cogeneration, L.P.
                                      (Co-Registrant)

Date: September 21, 1999              /s/ John R. Cooper
                                      ------------------------------------
                                      John R. Cooper
                                      Vice President and Chief Financial Officer

                                      Indiantown Cogeneration Funding
                                      Corporation
                                      (Co-Registrant)

Date: September 21, 1999              /s/ John R. Cooper
                                      ------------------------------------------
                                      John R. Cooper
                                      Vice President and Chief Financial Officer
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Indiantown Cogeneration, L.P.
                                      (Co-Registrant)

Date: September 21, 1999
                                      ------------------------------------
                                      John R. Cooper
                                      Vice President and Chief Financial Officer

                                      Indiantown Cogeneration Funding
                                      Corporation
                                      (Co-Registrant)

Date: September 21, 1999
                                      ------------------------------------------
                                      John R. Cooper
                                      Vice President and Chief Financial Officer